Exhibit 10.29

ADDENDUM NO. 1

to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

by

THE SUBSCRIBING REINSURER(S) IDENTIFIED

IN THE INTERESTS AND LIABILITIES AGREEMENT(S)

ATTACHED TO AND FORMING PART OF THE CONTRACT

(the “Reinsurer”)

Effective December 31, 2013, the Contract shall be amended as follows:

1.	Paragraph A of Article 2 – Term – is amended to read:

A.	This Contract shall take effect on December 31, 2013 and shall remain in effect until January 1, 2015, applying to losses commencing during the term of this Contract.

2.	Paragraphs A, B and C of Article 3 – Retention and Limit – are amended to read:

A.	The Company shall cede, and the Reinsurer shall accept as reinsurance, a quota share percentage of business reinsured hereunder as follows:

1.	Section A – a 20.0% quota share of losses commencing on or after December 31, 2013, as respects Policies issued in the States of Alabama, Illinois, Louisiana and Texas in force on December 31, 2013, or written or renewed on and after that date until January 1, 2015 (“Section A Business”); and

2.	Section B – a 60.0% quota share of losses commencing on or after December 31, 2013, as respects Polices issued in the State of California in force on December 31, 2013, or written or renewed on and after that date through until January 1, 2015 (“Section B Business”).

3.	Section C – an additional 40.0% quota share of losses commencing on or after January 1, 2014, as respects Policies issued in the States of Alabama, Illinois, Louisiana and Texas in force on January 1, 2014, or written or renewed on and after that date until January 1, 2015 (“Section C Business”).

B.	The Company’s Gross Net Earned Premium Income for Policies subject hereunder shall not exceed $330,000,000 (“Premium Cap”), or so deemed. Should the Premium Cap be exceeded, the Reinsurer’s quota share cession shall be reduced as respects the business for which the Premium Cap is exceeded, to the same proportion that the quota share cession of the Premium Cap bears to the Company’s total Gross Net Earned Premium Income. Notwithstanding the foregoing, the Company may give written notice to the Reinsurer requesting agreement to raise the Premium Cap hereunder and such agreement shall be determined within 30 days after receipt by the Reinsurer of such notice from the Company. No response from the Reinsurer within 30 days will constitute waiver of the Premium Cap.

C.	Notwithstanding the above, it is agreed that the Losses Incurred under Policies issued in the State of Texas and shall not exceed 88.0% of the ceded Gross Net Earned Premium Income as respects Policies issued in the State of Texas for the term of this Contract.

3.	Paragraphs A and B of Article 10 – Premium – are amended to read:

A.	As respects Policies issued in the States of Alabama, Illinois, Louisiana and Texas, in force at inception of this Contract, the Company shall cede to the Reinsurer a 20.0% share of the unearned portion of the Gross Net Written Premium Income for such Policies. As respects Policies issued in the State of California, in force at inception of this Contract, the Company shall cede to the Reinsurer a 60.0% share of the unearned portion of the Gross Net Written Premium Income for such Policies. Furthermore, the Company shall cede to the Reinsurer an additional 40% share of the unearned portion of the Gross Net Written Premium Income for Policies issued in the States of Alabama, Illinois, Louisiana and Texas, in force at 12:01 a.m., Standard Time, January 1, 2014.

B.	Thereafter, the Company shall cede to the Reinsurer its exact proportion of the Gross Net Written Premium Income collected by the Company for business covered under this Contract.

4.	The lead-in statement to Article 12 – Commission Adjustment – stating “This Article shall apply only to Section C Business.” is deleted.

5.	Paragraphs H and I of Article 14 – Definitions – are amended to read:

H.	“Net Premiums Earned” means ceded Gross Net Written Premium Income less the unearned portion thereof as of the effective date of calculation.

I.	“Losses Incurred” means ceded losses paid as of the effective date of calculation, plus the ceded loss reserves outstanding.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized representative(s)

this 25th day of February, in the year 2014.

AFFIRMATIVE INSURANCE COMPANY

                         /s/ Michael J. McClure

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: January 1, 2014

(the “Agreement”)

of

ACE AMERICAN INSURANCE COMPANY

(the “Subscribing Reinsurer”)

with respect to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: January 1, 2014

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 1 to the Contract, as executed by the Company, shall form part of the Contract, effective December 31, 2013.

Effective December 31, 2013, as respects the Subscribing Reinsurer’s participation in the Contract, the following shall apply:

1.	The Subscribing Reinsurer’s participation is amended to:

Section A Business:	33.00%
Section B Business:	33.00%
Section C Business:	33.00%

2.	The following paragraph C shall apply in lieu of paragraph C of Article 3 – Retention and Limit (as previously amended by the Interests and Liabilities Agreement of the Subscribing Reinsurer):

C.	Notwithstanding the above, it is agreed that the losses under Policies subject hereunder shall not exceed 125.0% of the ceded Gross Net Earned Premium Income as respects Policies for the term of this Contract.

3.	The lead-in statement to Article 12 – Commission Adjustment (as previously amended by the Interests and Liabilities Agreement of the Subscribing Reinsurer) – stating “This Article shall apply to only Section C of the Retention and Limit Article.” is deleted.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Endorsement to be executed by its duly authorized representative(s) as follows:

this 25th day of February, in the year 2014.

ACE TEMPEST RE USA, LLC

ON BEHALF OF

ACE AMERICAN INSURANCE COMPANY

                         /s/ Ace Tempest Re USA, LLC

Market Reference Number:

AFFIRMATIVE INSURANCE COMPANY

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: January 1, 2014

(the “Agreement”)

of

THIRD POINT REINSURANCE COMPANY LTD.

(the “Subscribing Reinsurer”)

with respect to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: January 1, 2014

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 1 to the Contract, as executed by the Company, shall form part of the Contract, effective December 31, 2013.

Effective December 31, 2013, as respects the Subscribing Reinsurer’s participation in the Contract, the following shall apply:

1.	The Subscribing Reinsurer’s participation is amended to:

Section A Business:	33.00%
Section B Business:	33.00%
Section C Business:	33.00%

2.	The first paragraph of paragraph I of Article 14 – Definitions (as previously amended by the Interests and Liabilities Agreement of the Subscribing Reinsurer) – is amended to read:

I.	“Losses Incurred” means ceded losses paid as of the effective date of calculation, plus the ceded loss reserves outstanding, including incurred but no reported, as of the same date.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Endorsement to be executed by its duly authorized representative(s) as follows:

this 25th day of February, in the year 2014.

THIRD POINT REINSURANCE COMPANY LTD.

                         /s/ Third Point Reinsurance Company Ltd.

Market Reference Number:

AFFIRMATIVE INSURANCE COMPANY

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: January 1, 2014

(the “Agreement”)

of

TOKIO MILLENNIUM RE AG

(the “Subscribing Reinsurer”)

with respect to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: January 1, 2014

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 1 to the Contract, as executed by the Company, shall form part of the Contract, effective December 31, 2013.

Effective December 31, 2013, as respects the Subscribing Reinsurer’s participation in the Contract, the following shall apply:

1.	The Subscribing Reinsurer’s participation is amended to:

Section A Business:	21.50%
Section B Business:	21.50%
Section C Business:	21.50%

2.	The following paragraph C shall apply in lieu of paragraph C of Article 3 – Retention and Limit (as previously amended by the Interests and Liabilities Agreement of the Subscribing Reinsurer):

C.	Notwithstanding the above, it is agreed that the Combined Ratio as respects business under Policies subject hereunder shall not exceed 125% for the term of this Contract. For purposes of this paragraph, “Combined Ratio” shall mean the sum of Loss Incurred to Net Premiums Earned ratio and ceding commission to Gross Net Written Premium Income ratio.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Endorsement to be executed by its duly authorized representative(s) as follows:

this 25th day of February, in the year 2014.

TOKIO MILLENNIUM RE AG

                         /s/ Tokio Millennium Re AG

Market Reference Number:

AFFIRMATIVE INSURANCE COMPANY

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: January 1, 2014

(the “Agreement”)

of

SCOR REINSURANCE COMPANY

(the “Subscribing Reinsurer”)

with respect to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: January 1, 2014

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 1 to the Contract, as executed by the Company, shall form part of the Contract, effective December 31, 2013.

Effective December 31, 2013, as respects the Subscribing Reinsurer’s participation in the Contract, the following shall apply:

1.	The Subscribing Reinsurer’s participation is amended to:

Section A Business:	12.50%
Section B Business:	12.50%
Section C Business:	12.50%

2.	The following paragraph C shall apply in lieu of paragraph C of Article 3 – Retention and Limit (as previously amended by the Interests and Liabilities Agreement of the Subscribing Reinsurer):

C.	Notwithstanding the above, it is agreed that the losses under Policies subject hereunder shall not exceed 125.0% of the ceded Gross Net Earned Premium Income as respects Policies for the term of this Contract.

3.	The lead-in statement to Article 12 – Commission Adjustment (as previously amended by the Interests and Liabilities Agreement of the Subscribing Reinsurer) – stating “This Article shall apply only to Section C Business.” is deleted.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Endorsement to be executed by its duly authorized representative(s) as follows:

this 25th day of February, in the year 2014.

SCOR REINSURANCE COMPANY

                         /s/ SCOR Reinsurance Company

Market Reference Number:

AFFIRMATIVE INSURANCE COMPANY

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT